UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Western Asset

Inflation Indexed Plus Bond

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Inflation Indexed Plus Bond Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with preservation of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Inflation Indexed Plus Bond Portfolio for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

February 9, 2011

Western Asset Inflation Indexed Plus Bond Portfolio	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

IV	Western Asset Inflation Indexed Plus Bond Portfolio

Investment commentary (cont’d)

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as

Western Asset Inflation Indexed Plus Bond Portfolio	V

investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

Inflation generally remained well-contained during the reporting period. For the twelve months ended December 31, 2010, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)vi, was 1.5%. The CPI-U less food and energy was 0.8% over the same time frame. Despite tepid inflation, the price of gold, which is often a signal of rising prices, reached an all-time high of $1,421 an ounce in November 2010. Inflation-protected securities generated solid results during the twelve months ended December 31, 2010, with the Barclays Capital U.S. TIPS Indexvii returning 6.31%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield - 2% Issuer Cap Indexviii returned 14.94% for the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Western Asset Inflation Indexed Plus Bond Portfolio

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vii	The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

viii

The Barclays Capital U.S. High Yield - 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets in inflation-indexed fixed-income securities and at least 70% of its net assets in U.S. Treasury Inflation-Protected Securities (“TIPS”)i. Fundamental investment techniques are used to select issues. Although the Fund may invest in fixed-income securities of any maturity, the target dollar-weighted average effective durationii of the Fund is expected to range within three years of that of its benchmark, the Barclays Capital U.S. TIPS Indexiii. Therefore, the range within which the dollar-weighted average effective duration of the Fund is expected to fluctuate is six to twelve years, although this may vary.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These include, but are not limited to, futures, options, swaps and forwards.

The Fund intends to sell protection in connection with credit default swaps relating to corporate debt securities. The Fund expects that the notional amount of the credit default swaps will not exceed 40% of the Fund’s net assets, although such exposure may exceed 40% from time to time.

Although the Fund is expected to maintain a dollar-weighted average credit quality of at least A/A, it may invest up to 30% of its net assets in securities rated below AAA/Aaa at the time of purchase or unrated securities that we determine to be of comparable quality at the time of purchase, including securities rated below investment grade. In addition, under normal market conditions, at the time of purchase, no more than 20% of the Fund’s net assets may be invested in non-U.S. dollar-denominated inflation-indexed securities.

At Western Asset Management Company (“Western Asset”), the Fund’s adviser, we utilize a fixed- income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

2	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Fund overview (cont’d)

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)iv continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively. All told, the Barclays Capital U.S. Aggregate Indexv returned 6.54% for the twelve months ended December 31, 2010.

When the reporting period began in January 2010, there continued to be concerns regarding future inflation given signs of improving economic conditions in many regions of the world. However, fears of inflation were then replaced with fears of deflation as economic data pointed to a slowdown in developed country growth. There was another turnaround in the expectations for inflation during the latter portion of the period, given the prospect for additional quantitative easing in a number of developed countries, including the U.S. and Japan. This was evident by the solid performance of many inflation-linked bonds, as well as rising oil prices and record-high gold prices. Even though inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)vi was a relatively tepid 1.5% during the twelve-month period ended December 31, 2010, inflation-protected securities produced solid results. Over the reporting period, the Barclays Capital U.S. TIPS Index gained 6.31%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased our exposure to TIPS and reduced our allocation to non-U.S. dollar securities and cash.

The Fund employed U.S. Treasury futures and Eurodollar futures and options during the reporting period to manage its yield curvevii positioning and durationviii. We used credit default swaps to gain exposure to the high-yield bond market. We also used foreign currency contracts to manage the Fund’s currency exposure. Overall, the use of these derivative instruments was a negative for performance.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	3

Performance review

For the twelve months ended December 31, 2010, Class I shares of Western Asset Inflation Indexed Plus Bond Portfolio returned 5.67%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. TIPS Index, returned 6.31% for the same period. The Lipper Treasury Inflation Protected Funds Category Average1 returned 5.84% over the same time frame.

Performance Snapshot as of December 31, 2010 (unaudited)
	6 months	12 months
Western Asset Inflation Indexed Plus Bond Portfolio:
Class IS2	1.42%	5.72%
Class I2	1.29%	5.67%
Class FI2	1.17%	5.21%
Barclays Capital U.S. TIPS Index	1.82%	6.31%
Lipper Treasury Inflation Protected Funds Category Average[1]	2.10%	5.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2010 for Class IS, Class I and Class FI shares were 2.04%, 1.97% and 1.51%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class I and Class FI shares would have been 1.95% and 1.13%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class IS, Class I and Class FI shares were 0.28%, 0.32% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, deferred organizational expenses and extraordinary expenses to average net assets will not exceed 0.25% for Class IS shares and 0.75% for Class FI shares. In addition, Class I shares’ operating expenses will be waived and/or reimbursed at an annual rate of 0.02%. This expense limitation arrangement cannot be terminated prior to April 30, 2011 without the Board of Directors’ consent.

With respect to Class IS and Class FI shares, the manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the Class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 158 funds for the six-month period and among the 132 funds for the twelve-month period in the Fund’s Lipper category.

[2]

Class IS, Class I and Class FI shares were formerly known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Fund share classes were renamed in April 2010.

4	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was an overweight to the high-yield bond market, accomplished by utilizing credit default swaps. Our high-yield bond exposure was rewarded as the sector was among the best-performing fixed-income sectors during the reporting period given declining default rates and solid demand from investors looking to generate incremental yield.

The Fund’s overweight to investment grade bonds was also additive to performance. The asset class performed well due to generally better-than-expected corporate profits and overall robust demand. Within the sector, our Financials holdings JP Morgan and Co. Inc., Citigroup Inc. and SLM Corp. were the top contributors.

Elsewhere, an overweight to Australian inflation-linked bonds contributed to results. These securities performed well as the country’s economy strengthened and triggered rising inflation expectations.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was our overweight position in longer-duration U.S. TIPS. After falling during the first nine months of the year, real yields moved up sharply in November and December as the market’s expectations for economic growth in 2011 were revised upward following the Fed’s implementation of additional securities purchases and the administration’s tax law changes.

Thank you for your investment in Western Asset Inflation Indexed Plus Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. The Fund may be subject to interest rate, income and deflation risks. Changes in inflation will cause the Fund’s income to fluctuate. Periods of deflation may adversely affect the Fund. Potential active and frequent trading may result in higher transaction costs and increased investor liability. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	5

assets) as of December 31, 2010 were: U.S. Treasury Inflation Protected Securities (92.7%), Non-U.S. Treasury Inflation Protected Securities (2.3%), Corporate Bonds & Notes (2.3%), Short-Term Investments (1.3%) and Collateralized Mortgage Obligations (0.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii	The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

6	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and does not include derivatives, such as futures contracts, written options, purchase options, swaps contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS4	1.42%	$1,000.00	$1,014.20	0.25%	$1.27	Class IS4	5.00%	$1,000.00	$1,023.95	0.25%	$1.28
Class I4	1.29	1,000.00	1,012.90	0.32	1.62	Class I4	5.00	1,000.00	1,023.59	0.32	1.63
Class FI4	1.17	1,000.00	1,011.70	0.75	3.80	Class FI4	5.00	1,000.00	1,021.42	0.75	3.82

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

8	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class IS‡	Class I‡	Class FI‡
Twelve Months Ended 12/31/10	5.72%	5.67%	5.21%
Five Years Ended 12/31/10	N/A	5.10	N/A
Inception* through 12/31/10	8.57	6.52	6.28

Cumulative total returns[1]
Class IS‡ (Inception date of 12/18/08 through 12/31/10)	18.21%
Class I‡ (Inception date of 3/1/01 through 12/31/10)	86.13
Class FI‡ (Inception date of 6/28/07 through 12/31/10)	23.85

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class IS, I and FI are December 18, 2008, March 1, 2001 and June 28, 2007, respectively.

‡	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Inflation Indexed Plus Bond Portfolio vs. Barclays Capital U.S. TIPS Index† —

December 18, 2008 - December 2010

Value of $1,000,000 invested in

Class I Shares of Western Asset Inflation Indexed Plus Bond Portfolio vs. Barclays Capital U.S. TIPS Index† — March 1, 2001 - December 2010

10	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Fund performance (unaudited) (cont’d)

Value of $1,000,000 invested in

Class FI Shares of Western Asset Inflation Indexed Plus Bond Portfolio vs. Barclays Capital U.S. TIPS Index† — June 28, 2007 -December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS, I and FI shares of Western Asset Inflation Indexed Plus Bond Portfolio on December 18, 2008 (commencement of operations), March 1, 2001 (commencement of operations) and June 28, 2007 (commencement of operations), respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Capital U.S. TIPS Index. The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	11

Spread duration (unaudited)

Interest rate exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BINI	— Barclays Capital U.S. TIPS Index
IG Credit	— Investment Grade Credit
HY	— High Yield

12	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Effective duration (unaudited)

Economic exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BINI	— Barclays Capital U.S. TIPS Index
IG Credit	— Investment Grade Credit

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	13

Schedule of investments

December 31, 2010

Western Asset Inflation Indexed Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 92.7%
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	3,016,573	$3,204,167
U.S. Treasury Bonds, Inflation Indexed	1.875%	7/15/13	19,611,982	20,912,805
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	26,488,279	29,476,475	(a)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	51,976,623	55,188,622
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	25,639,166	26,099,877	(a)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	14,130,281	18,240,200
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	4,960,777	5,628,934
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	23,108,353	30,992,276	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	25,822,667	27,331,692
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	13,058,040	13,452,837
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	40,621,838	43,611,362
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	6,417,414	6,748,816
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	12,194,122	13,180,127
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	36,533,867	38,957,085	(a)
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	6,206,457	6,344,166
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	31,154,321	33,748,884
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	12,341,280	13,438,494
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	13,027,768	14,621,638
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	24,845,666	27,687,389
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	19,474,701	20,839,449
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	13,843,830	14,589,016
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	3,412,444	3,776,081
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	52,337,698	53,588,883
Total U.S. Treasury Inflation Protected Securities (Cost — $504,886,237)				521,659,275
Asset-Backed Securities — 0.1%
Bear Stearns Asset Backed Securities Inc., 2003-ABF1 A	0.631%	2/25/34	78,192	64,573	(b)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	1.001%	10/25/32	86,808	74,822	(b)
Countrywide Asset-Backed Certificates, 2002-1 A	0.821%	8/25/32	31,076	20,064	(b)
EMC Mortgage Loan Trust, 2003-B A1	0.811%	11/25/41	228,537	197,476	(b)(c)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.941%	3/25/33	29,729	21,395	(b)
Total Asset-Backed Securities (Cost — $454,482)				378,330
Collateralized Mortgage Obligations — 0.1%
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.911%	11/25/31	476,925	374,085	(b)
Sequoia Mortgage Trust, 2004-4 A	0.973%	5/20/34	79,392	72,289	(b)
Total Collateralized Mortgage Obligations (Cost — $536,200)				446,374

See Notes to Financial Statements.

14	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Inflation Indexed Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 2.3%
Consumer Staples — 0.5%
Beverages — 0.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	720,000		$743,167
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	2,110,000		2,214,909
Total Consumer Staples					2,958,076
Financials — 1.8%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	1,730,000		1,842,924
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	2,940,000		0	(c)(d)(e)(f)(g)
Total Capital Markets					1,842,924
Commercial Banks — 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,760,000		0	(c)(d)(e)(f)(g)
Consumer Finance — 0.4%
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,175,000		1,191,339
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	940,000		944,632
Total Consumer Finance					2,135,971
Diversified Financial Services — 0.9%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,210,000		1,229,765
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,590,000		1,744,271
JP Morgan and Co. Inc.	4.854%	2/15/12	1,720,000		1,732,195	(b)
Total Diversified Financial Services					4,706,231
Insurance — 0.2%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	1,070,000		1,104,112
Total Financials					9,789,238
Total Corporate Bonds & Notes (Cost — $16,941,596)					12,747,314
Non-U.S. Treasury Inflation Protected Securities — 2.3%
Australia — 2.3%
Australia Government, Bonds	4.000%	8/20/20	4,570,000	AUD	7,560,888
Australia Government, Bonds	3.000%	9/20/25	5,160,000	AUD	5,630,249
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $11,761,745)					13,191,137

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	15

Western Asset Inflation Indexed Plus Bond Portfolio

Security	Rate	Maturity Date	Shares	Value
Preferred Stocks — 0.1%
Financials — 0.1%
Thrifts & Mortgage Finance — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		362,400	$227,950	*(b)
Federal National Mortgage Association (FNMA)	8.250%		303,900	170,184	*(b)
Total Preferred Stocks (Cost — $16,806,538)				398,134

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Dollar/Euro, Call @ $1.33 (Cost — $306,306)		1/5/11	22,440,000	59,915	(e)
Total Investments before Short-Term Investments (Cost — $551,693,104)				548,880,479
			Face Amount†
Short-Term Investments — 1.3%
Repurchase Agreements — 1.3%
Goldman Sachs & Co. repurchase agreement dated 12/31/10; Proceeds at maturity — $7,262,091; (Fully collateralized by U.S. government agency obligations, 1.920% due 11/10/15; Market value — $7,407,200) (Cost — $7,262,000)	0.150%	1/3/11	7,262,000	7,262,000
Total Investments — 98.9% (Cost — $558,955,104#)				556,142,479
Other Assets in Excess of Liabilities — 1.1%				6,220,399
Total Net Assets — 100.0%				$562,362,878

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Securities are in default as of December 31, 2010.

(e)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Illiquid security.

(g)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is $559,445,695.

Abbreviation used in this schedule:
AUD	— Australian Dollar

See Notes to Financial Statements.

16	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $558,955,104)	$556,142,479
Foreign currency, at value (Cost — $84,039)	86,488
Cash	384
Interest receivable	4,175,646
Receivable for Fund shares sold	2,721,970
Unrealized appreciation on forward foreign currency contracts	1,285,066
Unrealized appreciation on swaps	577,541
Receivable from broker — variation margin on open futures contracts	16,795
Receivable for open swap contracts	14,834
Prepaid expenses	35,106
Other receivables	12,997
Total Assets	565,069,306

Liabilities:
Unrealized depreciation on forward foreign currency contracts	2,036,334
Premiums received for open swaps	203,855
Payable for Fund shares repurchased	165,548
Investment management fee payable	85,598
Distributions payable	67,623
Directors’ fees payable	4,300
Distribution fees payable	46
Accrued expenses	143,124
Total Liabilities	2,706,428
Total Net Assets	$562,362,878

Net Assets:
Par value (Note 7)	$51,521
Paid-in capital in excess of par value	571,690,082
Undistributed net investment income	1,845,111
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(8,233,200)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(2,990,636)
Total Net Assets	$562,362,878

Shares Outstanding:
ClassIS[1]	4,133,504
ClassI[1]	47,345,085
ClassFI[1]	42,025

Net Asset Value:
ClassIS[1]	$10.92
ClassI[1]	$10.91
ClassFI[1]	$10.87

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	17

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$13,048,848

Expenses:
Investment management fee (Note 2)	1,038,687
Transfer agent fees (Note 5)	377,260
Custody fees	64,724
Legal fees	45,592
Audit and tax	37,430
Shareholder reports (Note 5)	30,972
Registration fees	24,309
Directors’ fees	24,122
Insurance	6,280
Distribution fees (Notes 2 and 5)	1,038
Miscellaneous expenses	4,146
Total Expenses	1,654,560
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(103,390)
Net Expenses	1,551,170
Net Investment Income	11,497,678

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	12,039,289
Futures contracts	(679,951)
Written options	238,064
Swap contracts	589,449
Foreign currency transactions	(1,310,570)
Net Realized Gain	10,876,281
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,595,692
Futures contracts	230,306
Swap contracts	294,940
Foreign currencies	(903,426)
Change in Net Unrealized Appreciation (Depreciation)	5,217,512
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	16,093,793
Increase in Net Assets From Operations	$27,591,471

See Notes to Financial Statements.

18	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$11,497,678	$5,300,191
Net realized gain (loss)	10,876,281	(7,187,603)
Change in net unrealized appreciation (depreciation)	5,217,512	59,771,516
Increase in Net Assets From Operations	27,591,471	57,884,104

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(15,053,972)	(5,463,404)
Decrease in Net Assets From Distributions to Shareholders	(15,053,972)	(5,463,404)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	195,379,743	148,425,050
Reinvestment of distributions	14,045,569	4,923,088
Cost of shares repurchased	(124,327,974)	(233,734,901)
Increase (Decrease) in Net Assets From Fund Share Transactions	85,097,338	(80,386,763)
Increase (Decrease) in Net Assets	97,634,837	(27,966,063)

Net Assets:
Beginning of year	464,728,041	492,694,104
End of year*	$562,362,878	$464,728,041
* Includes undistributed net investment income of:	$1,845,111	$3,141,406

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	19

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2010	2009	2008[3]

Net asset value, beginning of year	$10.64	$9.53	$9.63

Income (loss) from operations:
Net investment income (loss)	0.23	0.18	(0.03)
Net realized and unrealized gain (loss)	0.37	1.05	(0.07)
Total income (loss) from operations	0.60	1.23	(0.10)

Less distributions from:
Net investment income	(0.32)	(0.12)	—
Total distributions	(0.32)	(0.12)	—

Net asset value, end of year	$10.92	$10.64	$9.53
Total return[4]	5.72%	12.99%	(1.04)%

Net assets, end of year (000s)	$45,141	$23,463	$22,573

Ratios to average net assets:
Gross expenses	0.27%	0.28%	0.24%[5]
Net expenses[6]	0.25 [7]	0.25 [7]	0.24 [5]
Net investment income (loss)	2.12	1.80	(10.00) [5]

Portfolio turnover rate	39%	41%	74%[8]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period December 18, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Not annualized.

See Notes to Financial Statements.

20	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2010	2009	2008[2]		2008[3]	2007[3]	2006[3]

Net asset value, beginning of year	$10.63	$9.53	$11.08		$10.43	$10.25	$10.74

Income (loss) from operations:
Net investment income	0.24 [4]	0.11 [4]	0.44	[4]	0.61 [4]	0.39 [4]	0.54
Net realized and unrealized gain (loss)	0.36	1.11	(1.32)		0.67	0.20	(0.38)
Total income (loss) from operations	0.60	1.22	(0.88)		1.28	0.59	0.16

Less distributions from:
Net investment income	(0.32)	(0.12)	(0.47)		(0.63)	(0.41)	(0.56)
Net realized gains	—	—	(0.20)		—	—	(0.09)
Total distributions	(0.32)	(0.12)	(0.67)		(0.63)	(0.41)	(0.65)

Net asset value, end of year	$10.91	$10.63	$9.53		$11.08	$10.43	$10.25
Total return[5]	5.67%	12.86%	(8.32)%		12.77%	5.89%	1.44%

Net assets, end of year (000s)	$516,765	$440,964	$469,959		$846,594	$644,236	$542,532

Ratios to average net assets:
Gross expenses	0.32%	0.32%	0.27%[6]		0.27%	0.29%	0.27%
Net expenses[7,8]	0.30	0.30	0.25	[6]	0.25	0.25	0.25
Net investment income	2.22	1.10	5.80	[6]	5.80	3.80	5.00

Portfolio turnover rate	39%	41%	74%[9]		142%	96%	177%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	For the period April 1, 2008 through December 31, 2008.

[3]	For the year ended March 31.

[4]	Per share amounts have been calculated using the average shares method.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Not annualized.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	21

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2010	2009	2008[3]	2008[4]

Net asset value, beginning of year	$10.59	$9.51	$11.06	$10.02

Income (loss) from operations:
Net investment income	0.19	0.14	0.17	0.35
Net realized and unrealized gain (loss)	0.36	1.04	(1.06)	1.06
Total income (loss) from operations	0.55	1.18	(0.89)	1.41

Less distributions from:
Net investment income	(0.27)	(0.10)	(0.46)	(0.37)
Net realized gains	—	—	(0.20)	—
Total distributions	(0.27)	(0.10)	(0.66)	(0.37)

Net asset value, end of year	$10.87	$10.59	$9.51	$11.06
Total return[5]	5.21%	12.53%	(8.47)%	14.29%

Net assets, end of year (000s)	$457	$301	$162	$36

Ratios to average net assets:
Gross expenses	0.93%	0.79%	0.77%[6]	0.71%[6]
Net expenses[7,8]	0.75	0.62	0.52 [6]	0.48 [6]
Net investment income	1.75	1.40	2.40 [6]	4.10 [6]

Portfolio turnover rate	39%	41%	74%[9]	142%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the period June 28, 2007 (commencement of operations) to March 31, 2008.
[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Not annualized.

See Notes to Financial Statements.

22	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Inflation Indexed Plus Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	23

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$521,659,275	—		$521,659,275
Asset-backed securities	—	378,330	—		378,330
Collateralized mortgage obligations	—	446,374	—		446,374
Corporate bonds & notes	—	12,747,314	$0	*	12,747,314
Non-U.S. treasury inflation protected securities	—	13,191,137	—		13,191,137
Preferred stocks	$398,134	—	—		398,134
Purchased options	—	59,915	—		59,915
Total long-term investments	$398,134	$548,482,345	$0	*	$548,880,479
Short-term investments†	—	7,262,000	—		7,262,000
Total investments	$398,134	$555,744,345	$0	*	$556,142,479
Other financial instruments:
Forward foreign currency contracts	—	$1,285,066	—		1,285,066
Credit default swaps on credit indices — sell protection‡	—	373,686	—		373,686
Total other financial instruments	—	$1,658,752	—		$1,658,752
Total	$398,134	$557,403,097	$0	*	$557,801,231

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$9,069	—	—	$9,069
Forward foreign currency contracts	—	$2,036,334	—	2,036,334
Total	$9,069	$2,036,334	—	$2,045,403

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.
*	Value is less than $1.

24	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes
Balance as of December 31, 2009	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into Level 3	$0	*
Transfers out of Level 3	—
Balance as of December 31, 2010	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010	—

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	25

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

26	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund as well as liquidation payments received or made the termination of the swap are recognized as realized gains or losses in the Statement of Operations.

As disclosed in the Fair Values of Derivatives – Statement of Assets and Liabilities table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of December 31, 2010 was $0. The Fund did not post any collateral for its swap transaction. If a defined credit event had occurred as of December 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $16,182,000 less the value of the contracts’ related reference obligations.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	27

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

28	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	29

defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$2,259,999	$(2,259,999)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“WAML”), Western Asset Management Company Pte. Ltd. (“Western Singapore”)

30	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed 0.25% and 0.75% for Class IS and Class FI shares, respectively. With respect to Class I shares, the manager has contractually agreed to forgo fees and/or reimburse operating expenses at an annual rate 0.02% of the Fund’s average daily net assets attributable to such class (“Flat Waiver”). Western Asset and WAML also agreed to waive their advisory fees (which are paid by LMPFA and not the Fund) under corresponding amounts under both the Fee Cap and the Flat Waiver. This arrangement cannot be terminated prior to April 30, 2011 without the Board’s consent.

With respect to Class IS and Class FI shares, the manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

During the year ended December 31, 2010, waivers and/or reimbursed expenses for the Fund amounted to $103,390. The maximum amounts subject to recapture are $13,013 and $1,150 for Class IS and Class FI shares, respectively.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason serves as the distributor of the Fund’s shares.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$13,611,730	$275,365,180
Sales	30,135,281	170,642,771

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,111,784
Gross unrealized depreciation	(25,415,000)
Net unrealized depreciation	$(3,303,216)

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	31

At December 31, 2010, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
90-Day Eurodollar	31	3/11	$7,715,799	$7,721,712	$(5,913)
U.S. Treasury 5-Year Notes	48	3/11	5,647,344	5,650,500	(3,156)
Net unrealized loss on open futures contracts					$(9,069)

During the year ended December 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	—	—
Options written	358	$252,712
Options closed	(180)	(86,603)
Options exercised	(44)	(67,232)
Options expired	(134)	(98,877)
Written options, outstanding December 31, 2010	—	—

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy:
British Pound	Credit Suisse First Boston Inc.	13,406,133	$20,894,207	2/14/11	$(676,261)
Canadian Dollar	UBS AG	12,862,436	12,924,690	2/14/11	88,120
Euro Currency	Credit Suisse First Boston Inc.	1,601,692	2,140,094	2/14/11	(41,763)
Euro Currency	JP Morgan Chase & Co.	390,760	522,112	2/14/11	(11,394)
Euro Currency	Morgan Stanley & Co. Inc.	2,834,218	3,786,929	2/14/11	(101,944)
Japanese Yen	Deutsche Bank AG	640,263,600	7,889,789	2/14/11	107,558
Japanese Yen	UBS AG	1,182,190,000	14,567,797	2/14/11	182,948
Swedish Krona	Deutsche Bank AG	8,862,930	1,315,786	2/14/11	4,469
					(448,267)
Contracts to Sell:
Australian Dollar	Credit Suisse First Boston Inc.	11,660,289	11,858,007	2/14/11	(489,224)
British Pound	UBS AG	13,569,801	21,149,293	2/14/11	737,439
Canadian Dollar	Deutsche Bank AG	6,931,239	6,964,785	2/14/11	(50,970)
Canadian Dollar	UBS AG	5,931,197	5,959,904	2/14/11	(142,838)
Euro Currency	Citibank, N.A.	4,825,100	6,447,038	2/14/11	164,532
Japanese Yen	Citibank, N.A.	435,244,800	5,363,400	2/14/11	(64,132)
Japanese Yen	Credit Suisse First Boston Inc.	1,822,536,810	22,458,611	2/14/11	(444,904)
Swedish Krona	UBS AG	8,856,860	1,314,885	2/14/11	(12,904)
					(303,001)
Net unrealized loss on open forward foreign currency contracts					$(751,268)

32	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

At December 31, 2010, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JP Morgan Chase & Co. (CDX HY 8)	$9,918,000	6/20/12	2.750% quarterly	$229,033	$(69,963)	$298,996
Barclay’s Capital Inc. (CDX HY 8)	6,264,000	6/20/12	2.750% quarterly	144,653	(133,892)	278,545
Total	$16,182,000			$373,686	$(203,855)	$577,541

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$59,915	—	—	$59,915
Swap contracts[3]	—	—	$373,686	373,686
Forward foreign currency contracts	—	$1,285,066	—	1,285,066
Total	$59,915	$1,285,066	$373,686	$1,718,667

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[4]	$9,069	—	$9,069
Forward foreign currency contracts	—	$2,036,334	2,036,334
Total	$9,069	$2,036,334	$2,045,403

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	33
[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(375,614)	—	—	$(375,614)
Written options	238,064	—	—	238,064
Futures contracts	(679,951)	—	—	(679,951)
Swap contracts	—	—	$589,449	589,449
Forward foreign currency contracts	—	$(140,454)	—	(140,454)
Total	$(817,501)	$(140,454)	$589,449	$(368,506)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(246,391)	—	—	$(246,391)
Futures contracts	230,306	—	—	230,306
Swap contracts	—	—	$294,940	294,940
Forward foreign currency contracts	—	$(903,723)	—	(903,723)
Total	$(16,085)	$(903,723)	$294,940	$(624,868)

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$69,719
Written options†	20,339
Forward foreign currency contracts (to buy)	63,408,060
Forward foreign currency contracts (to sell)	78,509,470
Futures contracts (to buy)†	8,546,620
Futures contracts (to sell)	19,977,050

Average Notional Balance‡
Credit default swap contracts (to sell protection)	$16,182,000

†	At December 31, 2010, there were no open positions held in this derivative.

‡	Amounts are denominated in U.S. dollars, unless otherwise noted.

34	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $0. If a contingent feature would have been triggered as of December 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not post any collateral for its swap transactions.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the Class FI. Distribution fees are accrued and paid monthly.

For the year ended December 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports
Class IS1	—	$6,449	$2,354
Class I1	—	368,979	28,608
Class FI1	$1,038	1,832	10
Total	$1,038	$377,260	$30,972

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

For the year ended December 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class IS1	$5,625
Class I1	97,006
Class FI1	759
Total	$103,390

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	35

6. Distributions to shareholders by class

Net Investment Income:	Year Ended December 31, 2010	Year Ended December 31, 2009
Class IS1	$940,224	$279,577
Class I1	14,103,665	5,181,270
Class FI1	10,083	2,557
Total	$15,053,972	$5,463,404

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

7. Capital shares

At December 31, 2010, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Class IS1
Shares sold	2,475,615	$26,828,160	1,175,125	$11,671,909
Shares issued on reinvestment	50,467	554,317	4,778	51,233
Shares repurchased	(598,536)	(6,521,507)	(1,343,098)	(14,265,140)
Net increase (decrease)	1,927,546	$20,860,970	(163,195)	$(2,541,998)

Class I1
Shares sold	15,468,930	$168,245,243	13,542,650	$136,589,424
Shares issued on reinvestment	1,237,625	13,481,166	496,631	4,869,388
Shares repurchased	(10,835,664)	(117,637,340)	(21,886,081)	(219,418,915)
Net increase (decrease)	5,870,891	$64,089,069	(7,846,800)	$(77,960,103)

Class FI1
Shares sold	28,154	$306,340	16,416	$163,717
Shares issued on reinvestment	929	10,086	248	2,467
Shares repurchased	(15,453)	(169,127)	(5,351)	(50,846)
Net increase	13,630	$147,299	11,313	$115,338

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Institutional Class	Institutional Select Class	Financial Intermediary Class
Daily 1/31/2011	$0.011924	$0.012501	$0.008084

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

Distributions Paid From:	2010	2009
Ordinary income	$15,053,972	$5,463,404

36	Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,409,929
Capital loss carryforward*	(6,101,770)
Other book/tax temporary differences(a)	(2,205,657)
Unrealized appreciation (depreciation)(b)	(3,481,227)
Total accumulated earnings (losses) — net	$(9,378,725)

*	During the taxable year ended December 31, 2010, the Fund utilized $8,760,784 of its capital loss carryforward available from prior years. As of December 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(6,101,770)

This amount will be available to offset any future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Western Asset Inflation Indexed Plus Bond Portfolio 2010 Annual Report	37

Report of independent registered public accounting firm

To the Board of Directors of

Western Asset Funds, Inc. and to the Shareholders of Western Asset Inflation Indexed Plus Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Inflation Indexed Plus Bond Portfolio (one of the Portfolios comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2011

38	Western Asset Inflation Indexed Plus Bond Portfolio

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 8, October 21 and October 28, 2010. At a meeting held on November 17, 2010, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide

Western Asset Inflation Indexed Plus Bond Portfolio	39

such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, and five-year periods ended August 31, 2010. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the one-year period, but was approximately equal to its peer average performance for the five-year period and was slightly lower than its peer average for the three-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager

40	Western Asset Inflation Indexed Plus Bond Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Inflation Indexed Plus Bond Portfolio	41

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Inflation Indexed Plus Bond Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Occidental Petroleum Corporation and Public Storage

42	Western Asset Inflation Indexed Plus Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)

Number of portfolios in fund complex overseen[2]	12
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years

Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).

Number of portfolios in fund complex overseen[2]	148
Other directorships held	N/A

Western Asset Inflation Indexed Plus Bond Portfolio	43

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

44	Western Asset Inflation Indexed Plus Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Kaprel Ozsolak 55 Water Street New York, NY 10041
Year of birth	1965
Position(s) held with Fund	Principal financial and accounting officer
Term of office and length of time served[1]	Served since 2010
Principal occupations during the past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years

Vice President and Manager Global Funds Administration, Legg Mason & Co., LLC (2005 - present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006 - present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010 - present); Assistant Treasurer Legg Mason Partners Fund Complex (2007 - present); Formerly Assistant Treasurer, Western asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001 - 2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003 - 2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004 - 2009)

Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

Western Asset Inflation Indexed Plus Bond Portfolio	45

Officers[5] cont’d
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1968
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (2005-present); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (2003-present); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); formerly, Secretary of CFM (2001 to 2004).

Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Corporation holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the eight portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 136 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Corporation is an “Interested person” (as defined above) of the Corporation.

46	Western Asset Inflation Indexed Plus Bond Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	Monthly	Monthly	Monthly
Payable date:	January 2010 - March 2010	4/30/2010	May 2010 - December 2010
Ordinary income:
Qualified dividend income for individuals	1.26%	0.11%	—
Dividends qualifying for the dividends
received deduction for corporations	1.26%	0.11%	—
Interest from federal obligations	70.23%	70.23%	70.23%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Inflation Indexed Plus Bond Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Inflation Indexed Plus Bond Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Inflation Indexed Plus Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Inflation Indexed Plus Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

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We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information, about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013142 2/11 SR11-1305

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $444,700 in 2009 and $456,100 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Western Asset Funds, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $47,500 in 2009 and $48,800 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2010, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in 2010.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President and Principal Executive Officer of
Western Asset Funds, Inc.

Date: February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President and Principal Executive Officer of
Western Asset Funds, Inc.

Date: February 25, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date: February 25, 2011